                                                                   Exhibit 10.14



                                 PRINTCAFE, INC.



                            SERIES F PREFERRED STOCK
                               PURCHASE AGREEMENT



                                DECEMBER 31, 2001

                                TABLE OF CONTENTS


                                                                           PAGE



1.   PURCHASE AND SALE OF STOCK AND NOTES.....................................1
     1.1   Sale and Issuance of Stock and Notes...............................1
     1.2   Closing; Delivery..................................................1

2.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................1
     2.1   Organization, Good Standing and Qualification......................2
     2.2   Capitalization.....................................................2
     2.3   Rights of Registration and Voting Rights...........................3
     2.4   Subsidiaries; Joint Ventures.......................................3
     2.5   Authorization......................................................4
     2.6   Valid Issuance of Securities.......................................4
     2.7   Governmental Consents..............................................4
     2.8   Litigation.........................................................5
     2.9   Intellectual Property..............................................5
     2.10  Confidential Information and Invention Assignment Agreements.......5
     2.11  Compliance with Other Instruments..................................6
     2.12  Agreements; Action.................................................6
     2.13  No Conflict of Interest............................................7
     2.14  Title to Property and Assets.......................................7
     2.15  Financial Statements...............................................7
     2.16  Changes............................................................8
     2.17  Distributions......................................................9
     2.18  Tax Returns and Payments...........................................9
     2.19  Insurance..........................................................9
     2.20  Employee Benefit Plans.............................................9
     2.21  Labor Agreements and Actions.......................................9
     2.22  Compliance with Environmental Requirements........................10
     2.23  Permits...........................................................10
     2.24  Private Offering..................................................10
     2.25  Brokers and Finders...............................................11
     2.26  Certificate of Incorporation......................................11
     2.27  Bylaws............................................................11
     2.28  Disclosure........................................................11
     2.29  Compliance with Other Laws........................................11
     2.30  Investment Company................................................11

3.   INTERPRETATION..........................................................11

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS........................11
     4.1   Authorization.....................................................11
     4.2   Purchase Entirely for Own Account.................................12

                                TABLE OF CONTENTS
                                  (continued)


     4.3   Disclosure of Information.........................................12
     4.4   Restricted Securities.............................................12
     4.5   No Public Market..................................................12
     4.6   Legends...........................................................12
     4.7   Qualified Institutional Buyer or Accredited Investor..............13
     4.8   Foreign Investors.................................................13
     4.9   Manner of Offering................................................13
     4.10  Nature of Purchaser...............................................14

5.   COVENANTS OF THE COMPANY................................................14
     5.1   Compliance........................................................14
     5.2   Performance.......................................................14
     5.3   Books and Records.................................................14
     5.4   Renewals and Good Standing........................................14
     5.5   Principal Business................................................14
     5.6   Proprietary Information and Assignment Agreement..................14
     5.7   Stock Options.....................................................14
     5.8   Securities Filings................................................15
     5.9   Investment of Funds...............................................15
     5.10  Survival of Company's Covenants...................................15

6.   CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT THE CLOSING................15
     6.1   Representations and Warranties....................................15
     6.2   Performance.......................................................15
     6.3   Compliance Certificate............................................15
     6.4   Qualifications....................................................15
     6.5   Written Consents..................................................15
     6.6   Stock Certificates................................................16
     6.7   Restated Certificate..............................................16
     6.8   Restated Investors' Rights Agreement..............................16
     6.9   Restated Co-Sale Agreement........................................16
     6.10  Restated Voting Agreement.........................................16
     6.11  Confidential Information and Invention Assignment Agreement.......16
     6.12  No Material Adverse Change........................................16
     6.13  Company Legal Opinions............................................17
     6.14  No Litigation.....................................................17
     6.15  Proceedings and Documents.........................................17
     6.16  Closing Documents.................................................17
     6.17  Other Transactions................................................17
     6.18  General...........................................................18

7.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING..................18

                                TABLE OF CONTENTS
                                  (continued)


     7.1   Representations and Warranties....................................18
     7.2   Performance.......................................................18
     7.3   Qualifications....................................................18

8.   Miscellaneous...........................................................18
     8.1   Survival of Warranties............................................18
     8.2   Entire Agreement..................................................19
     8.3   Transfer; Successors and Assigns..................................19
     8.4   Governing Law.....................................................19
     8.5   Counterparts......................................................19
     8.6   Titles and Subtitles..............................................19
     8.7   Notices...........................................................19
     8.8   Finder's Fee......................................................19
     8.9   Attorneys' Fees...................................................20
     8.10  Amendments and Waivers of Agreement...............................20
     8.11  Severability......................................................20
     8.12  Delays or Omissions...............................................20
     8.13  Confidentiality...................................................20
     8.14  Exculpation Among Purchasers......................................21
     8.15  Indemnification...................................................21
     8.16  Press Release.....................................................21
     8.17  Use of Proceeds...................................................21

                                 PRINTCAFE, INC.

                   SERIES F PREFERRED STOCK PURCHASE AGREEMENT
                   -------------------------------------------

       This Series F Preferred Stock Purchase Agreement (this "AGREEMENT") is made as of December 31, 2001 by and among printCafe, Inc., a Delaware corporation (the "COMPANY"), and the investors listed on EXHIBIT A attached hereto (each a "PURCHASER" and together the "PURCHASERS").

       In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto hereby agree as follows:

1. PURCHASE AND SALE OF STOCK AND NOTES.

       1.1 SALE AND ISSUANCE OF STOCK.

           (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Closing (as defined in Section 1.2(a) below) the Sixth Amended and Restated Certificate of Incorporation in the form attached hereto as EXHIBIT B (the "RESTATED CERTIFICATE").

           (b) Subject to the terms and conditions of this Agreement, each Purchaser identified on EXHIBIT A hereto agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of the Company's Series F Preferred Stock (the "SERIES F PREFERRED STOCK"), $0.0001 par value per share set forth opposite each such Purchaser's name on EXHIBIT A attached hereto at a purchase price equal to $4.00 per share of Series F Preferred Stock. The shares of Series F Preferred Stock issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as the "STOCK."

       1.2 CLOSING; DELIVERY.

           (a) The purchase and sale of the Stock shall take place at the executive offices of the Company, at 10:00 a.m., on December 31, 2001, or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the "CLOSING" and the date of which is designated the "CLOSING DATE").

           (b) At the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased by such Purchaser against payment of the purchase price therefor by check payable to the Company or by wire transfer to the Company's bank account, or by cancellation of the promissory notes set forth opposite such Purchaser's name on EXHIBIT A.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser that (acknowledging that each Purchaser is relying on the representations and warranties set forth in this Section 2 in connection with the purchase of the Stock by such Purchaser), except as set forth on the Schedule of Exceptions attached hereto as EXHIBIT C:

       2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business. The Company is duly qualified as a foreign corporation or is otherwise duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would, either individually or in the aggregate, have a material adverse effect on its business or properties.

       2.2 CAPITALIZATION. Immediately prior to the Closing, and prior to giving effect to the Reverse Stock Split (as defined in the Restated Certificate), the authorized capital of the Company shall consist of:

           (a) 70,789,957 shares of Preferred Stock, of which (i) 2,455,798 shares have been designated Series A Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, (ii) 10,090,707 shares have been designated Series A-1 Preferred Stock, 9,564,885 of which will be issued and outstanding immediately prior to the Closing, (iii) 31,186,312 shares have been designated Series B Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, (iv) 1,915,080 have been designated Series C Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, (v) 283,125 shares have been designated Series D Preferred Stock, all of which will be issued and outstanding immediately prior to the Closing, (vi) 20,333,333 shares have been designated Series E-1 Preferred Stock, 17,375,000 of which will be issued and outstanding immediately prior to the Closing, and (vii) 4,525,602 shares have been designated Series F Preferred Stock, none of which will be issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate. All of the outstanding shares of Preferred Stock have been duly authorized, fully paid and nonassessable and issued in compliance with all applicable federal and state securities laws.

           (b) 100,000,000 shares of Class A Common Stock, 9,751,683 of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

           (c) The Company has reserved (i) 380,915 shares of Class A Common Stock and 525,822 shares of Series A-1 Preferred Stock (collectively, "OPTION STOCK") for issuance to officers, directors, employees and consultants of the Company pursuant to its 1999 Revised Stock Plan duly adopted by the Board of Directors and approved by the Company's stockholders (the "1999 REVISED STOCK PLAN"), and (ii) 10,000,000 shares of Class A Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2000 Incentive Stock Plan duly adopted by the Board of Directors and approved by the Company's stockholders (the "2000 INCENTIVE STOCK PLAN" and, together with the 1999 Revised Stock Plan, the "STOCK PLANS"). Of such reserved shares of Option Stock under the 1999 Revised Stock Plan, no shares have been issued pursuant to restricted stock purchase agreements, options to purchase 380,915 shares of Class A Common Stock and 525,822 shares of Series A-1 Preferred Stock have been granted, of which options to purchase 297,633 shares of Class A Common Stock and 362,370 shares of Series A-1 Preferred Stock are currently outstanding, and no shares of Class A Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 1999 Revised Stock Plan. Of such reserved shares of Class A Common Stock under the 2000 Incentive Stock Plan, no shares have been issued pursuant to restricted stock purchase agreements, options to purchase 8,283,936 shares of Class A Common Stock are currently outstanding, and 1,716,064 shares of Class A Common Stock remain available for issuance to officers, directors, employees and consultants pursuant to the 2000 Incentive Stock Plan.

           (d) Except for outstanding options issued pursuant to the Stock Plans and the warrants listed in Section 2.2 of the Schedule of Exceptions, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. The shares of Common Stock described in Section 4(n)(ii)(B) of Division B of the Restated Certificate include shares of Common Stock issuable upon conversion of shares of Series E-1 Preferred Stock issuable upon exercise of options therefor that may be issued to employees of the Company.

           (e) Attached to Section 2.2 of the Schedule of Exceptions is a true, correct and complete capitalization table of the Company prepared by the Company on a pro forma basis after giving effect to the transactions contemplated hereby, including the Reverse Stock Split.

       2.3 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated in the Fifth Amended and Restated Investors' Rights Agreement, in the form attached hereto as EXHIBIT D (the "RESTATED INVESTORS' RIGHTS Agreement"), the Company has not granted or agreed to grant any registration rights, including piggyback registration rights, to any person or entity. To the Company's knowledge, except as contemplated in the Fourth Amended and Restated Voting Agreement, in the form attached hereto as EXHIBIT E (the "RESTATED VOTING Agreement"), no stockholder of the Company has entered into any agreements with respect to the voting of capital stock of the Company. Except as contemplated by the Restated Certificate, the Restated Voting Agreement and the Fourth Amended and Restated Right of First Refusal and Co-Sale Agreement, in the form attached hereto as EXHIBIT F (the "RESTATED CO-SALE AGREEMENT"), there are no stockholders agreements, pledge agreements, buy-sell arrangements, rights of first refusal or proxies related to any securities of the Company to which the Company is subject or a party or to which, to the Company's knowledge, any stockholder, officer, director or affiliate of the Company is a party or subject.

       2.4 SUBSIDIARIES; JOINT VENTURES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity other than the subsidiaries set forth on
Schedule 2.4 of the Schedule of Exceptions (the "SUBSIDIARIES"). The Company, either directly or through one of its Subsidiaries, holds all of the issued and outstanding capital stock of each of the Subsidiaries. The Company is not a participant in any joint venture, partnership or similar arrangement.

       2.5 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Restated Investors' Rights Agreement, the Restated Voting Agreement and the Restated Co-Sale Agreement (collectively, the "TRANSACTION DOCUMENTS"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the Stock and the Common Stock issuable upon conversion of the Stock (together, the "SECURITIES") has been taken or will be taken prior to the Closing, and the Transaction Documents, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Restated Investors' Rights Agreement may be limited by applicable federal or state securities laws. All corporate action on the part of the Company and its predecessors, officers, directors, stockholders and subsidiaries necessary for the authorization, execution and/or delivery, as applicable, for all past corporate actions was obtained.

       2.6 VALID ISSUANCE OF SECURITIES. The Stock that is being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free and clear of all preemptive rights, rights of first refusal, liens, charges, restrictions, claims and any other encumbrances imposed by or through the Company other than restrictions on transfer under this Agreement, the Restated Investors' Rights Agreement, the Restated Co-Sale Agreement and applicable state and federal securities laws of the United States. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.7 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free and clear of all preemptive rights, rights of first refusal, liens, charges, restrictions, claims and any other encumbrances imposed by or through the Company other than restrictions on transfer under this Agreement, the Restated Investors' Rights Agreement, the Restated Co-Sale Agreement and applicable federal and state securities laws and, based in part on the representations of the Purchasers set forth in Section 4 hereof, will be issued in compliance with all applicable federal and state securities laws of the United States and, where applicable, provincial securities laws of Canada.

       2.7 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority of the United States is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "SECURITIES ACT"). Based in part on the representations of the Purchasers set forth in Section 4 hereof, the offer, sale and issuance of the Stock, in accordance with the terms hereof for the consideration expressed herein, are exempt from the registration requirements of Section 5 of the Securities Act and from the qualification requirements of applicable state securities laws.

       2.8 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of the Subsidiaries, or any basis therefor known to the Company, that questions the validity of the Transaction Documents or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the financial condition, assets, liabilities, operations or financial performance of the Company, or any change in the current equity ownership of the Company. Neither the Company nor any of the Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of the Subsidiaries currently pending or which the Company or any of the Subsidiaries intends to initiate. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or technologies allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

       2.9 INTELLECTUAL PROPERTY. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses, information and proprietary rights and processes (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary for its business without any conflict with, or infringement of, the rights of others. To the Company's knowledge, no third party is infringing or violating any of the Company's Intellectual Property Rights. The Company has not received any written communications alleging that the Company has violated or, by conducting its business, would violate any of the Intellectual Property Rights of any other person or entity. Except with respect to license agreements entered into in the ordinary course of the Company's business, there are no outstanding options, licenses or agreements of any kind related to the foregoing, nor is the Company bound by, or a party to, any options, licenses or agreements of any kind with respect to Intellectual Property of any other forms.

       2.10 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENTS. Each officer, independent contractor, consultant and employee of the Company (collectively, "SERVICE PROVIDERS") has entered into an agreement with the Company regarding confidentiality, non-solicitation of employees and customers and assignment of all Intellectual Property Rights, technical information and other information developed and/or worked on by such Service Provider while employed or engaged with the Company (each, a "CONFIDENTIALITY AND INVENTION ASSIGNMENT AGREEMENT"). To the Company's knowledge, (i) no past or present Service Provider is in violation of any term of any Confidentiality and Invention Assignment Agreement between the Company and such Service Provider; and (ii) it is not nor will it be necessary to use any inventions of any of its Service Providers (or persons it currently intends to hire) made prior to their employment or engagement by the Company. Each Service Provider hired or engaged by the Company after the date hereof shall, prior to their employment or engagement with the Company, enter into a Confidentiality and Invention Assignment Agreement with the Company.

       2.11 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation in any respect or default of any provisions of its Restated Certificate or Bylaws or of any provision, instrument, agreement, commitment, arrangement, license, judgment, order, writ, decree or contract to which it is a party or by which it is bound or of any provision of federal or state statute, rule or regulation applicable to the Company, which violation or default is reasonably likely to result in a material adverse effect on the financial condition, assets, liabilities, operations or financial performance of the Company. No event has occurred which with the passage of time or the giving of notice, or both, would constitute a material breach of or default under any of the foregoing, which material violation or breach or default is reasonably likely to result in a material adverse effect on the financial condition, assets, liabilities, operations or financial performance of the Company. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or breach or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, agreement, commitment, arrangement, license, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict in any material respect with or result in a material breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Company's employees is now obligated.

       2.12 AGREEMENTS; ACTION.

           (a) There are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

           (b) Except as explicitly contemplated by the Transaction Documents, and agreements entered into in the ordinary course of business, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of the Subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of the Subsidiaries in excess of $50,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of the Subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

           (c) Neither the Company nor any of the Subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $50,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances to the Company's employees for business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

           (d) Except as disclosed in Section 2.12 of the Schedule of Exceptions or as set out in the Transaction Documents, the Company has not entered into any binding letters of intent with any corporation, partnership, association, other business entity or any individual regarding (i) the consolidation or merger of the Company with or into any such corporation or other business entity, (ii) the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of transactions in which more than 50% of the voting power of the company is disposed of, or (iii) any other form of acquisition, liquidation, dissolution or winding-up of the Company.

       2.13 NO CONFLICT OF INTEREST. The Company is not indebted, directly or indirectly, to any of its officers or directors, in any amount whatsoever, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. None of the Company's officers or directors are, directly or indirectly, indebted to the Company (other than in connection with purchases of the Company's stock) or, to the Company's knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company (other than ownership of stock in, but not exceeding two percent (2%) of the outstanding capital stock of, any publicly traded company that competes with the Company). To the Company's knowledge, none of the Company's officers or directors are, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor of any indebtedness of any other person, firm or corporation.

       2.14 TITLE TO PROPERTY AND ASSETS. The Company has good and valid title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case free and clear of all mortgages, liens, pledges, loans, security interests, conditional sales agreements, encumbrances or charges, except for Permitted Liens (as defined below). The Company owns or leases all properties and assets reasonably necessary to the operation of its business as now conducted. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the Company's knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, except for Permitted Liens. For purposes of this Agreement, "Permitted Liens" shall mean any (a) mechanics', carriers', workers' and other similar liens arising in the ordinary course of business which are not delinquent and which in the aggregate are not material in amount, and do not interfere with the present use of the assets of the Company to which they apply;
(b) liens for current taxes and assessments not yet due and payable; (c) liens and encumbrances that have arisen in the ordinary course of business and that do not (in any case or in the aggregate) materially detract from the value of the assets subject thereto or materially impair the operations of the Company; and
(d) with respect to any asset of the Company which consists of a leasehold or other possessory interest in real property, all encumbrances, covenants, imperfections in title, easements, restrictions and other title matters (whether or not the same are recorded) not known to the Company to which the underlying fee estate in such real property is subject which were not created by or incurred by the Company.

       2.15 FINANCIAL STATEMENTS. Attached hereto as EXHIBIT G are the unaudited consolidated balance sheet, statement of operations and statement of cash flows of the Company for the fiscal year ended December 31, 2000 and the unaudited consolidated balance sheet, statement of operations and statement of cash flows of the Company for the nine months ended September 30, 2001 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied (except that the unaudited financial statements do not contain footnotes and are subject to normal year-end audit adjustments). The Financial Statements are complete in all material respects and in accordance with the books and records of the Company and fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein (except that the unaudited financial statements do no contain footnotes and are subject to normal year-end audit adjustments). Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2001,
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, and (iii) performance obligations of the Company under the Transaction Documents.

       2.16 CHANGES. Since September 30, 2001 there has not been:

           (a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

           (b) any damage, destruction, loss or other occurrence or development materially and adversely affecting the business, properties or financial condition of the Company;

           (c) any waiver or compromise by the Company of a valuable right or any material debt owed to it;

           (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the assets, business, properties or financial condition or operating results of the Company;

           (e) any material change or amendment to a material contract or agreement by which the Company or any of its assets or properties is bound or subject;

           (f) any material change or amendment in any compensation arrangement or agreement with any employee, officer, director or stockholder;

           (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

           (h) any resignation or termination of employment of any officer or key employee of the Company; and the Company, is not aware of any impending resignation or termination of employment of any such officer or key employee;

           (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except for Permitted Liens;

           (j) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

           (k) any declaration, setting aside or payment or other distribution in respect to any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

           (l) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties or financial condition of the Company; or

           (m) any arrangement or commitment by the Company to do any of the things described in this Section 2.16.

       2.17 DISTRIBUTIONS. There has been no declaration or payment by the Company of any dividend, nor any distribution by the Company of any assets of any kind, to any of its stockholders.

       2.18 TAX RETURNS AND PAYMENTS. The Company has filed all tax returns and reports as required by applicable law and such tax returns and reports are true and correct in all material respects. The Company has paid all taxes, fees, assessments and other governmental charges upon the Company, or upon any of its properties, income, or franchises, shown in such returns and on assessments received by the Company to be due as of the date hereof and no such taxes or assessments are being contested.

       2.19 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and the Company has such other insurance policies and coverages as are customary in the Company's industry.

       2.20 EMPLOYEE BENEFIT PLANS. Section 2.20 of the Schedule of Exceptions sets forth all currently effective employment contracts, deferred compensation arrangements, bonus plans, incentive plans, profit sharing plans, retirement agreements or other employee compensation agreements. The Company does not have any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974, as amended.

       2.21 LABOR AGREEMENTS AND ACTIONS. The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the financial condition, assets, liabilities, operations or financial performance of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company is terminable at the will of the Company. The services of each consultant and independent contractor is terminable by the Company upon not more than thirty (30) days prior written notice. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

       2.22 COMPLIANCE WITH ENVIRONMENTAL REQUIREMENTS. To the Company's knowledge, it has obtained all material permits, licenses and other authorizations required under federal, state and local laws relating to pollution or protection of the environment. The Company has not violated any applicable Environmental Law, the violation of which is reasonably likely to result in a material adverse change in the financial condition, assets, liabilities, operations or financial performance of the Company. To the knowledge of the Company, there are no present requirements of any applicable Environmental Law which are due to be imposed upon it which will materially increase its cost of complying with the Environmental Laws. All past on-site generation, treatment, storage and disposal of Waste, including Hazardous Waste, by the Company and, to its knowledge, by its predecessors have been done in compliance with the currently applicable Environmental Laws, and all past off-site treatment, storage and disposal of Waste, including Hazardous Waste, generated by the Company and, to its knowledge, by its predecessors have been done in compliance with the currently applicable Environmental Laws. As used in this Agreement, the terms (i) "Environmental Laws" include, but are not limited to, any federal, state, local or foreign law, statute, charter or ordinance, and any rule, regulation, binding interpretation, binding policy, permit, order, court order or consent decree issued pursuant to any of the foregoing, which pertains to, governs or otherwise regulates any of the following activities, including, without limitation, (a) the emission, discharge, release or spilling of any substance into the air, surface water, groundwater, soil or substrata;
(b) the manufacturing, processing, sale, generation, treatment, storage, disposal labeling or other management of any Waste, Hazardous Substance or Hazardous Waste, and (ii) "Waste," "Hazardous Substance," and "Hazardous Waste" include any substance defined as such by any applicable Environmental Law.

       2.23 PERMITS. The Company and each of the Subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties or financial condition of the Company and, to its knowledge, it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

       2.24 PRIVATE OFFERING. Neither the Company nor anyone acting on its behalf has offered any of the Stock or similar securities for issuance or sale to, or solicited any offer to acquire any of the same from, anyone so as to make the issuance and sale of the Stock subject to registration requirements of
Section 5 of the Securities Act.

       2.25 BROKERS AND FINDERS. The Company has not retained any investment banker, broker, finder or any other third party in connection with the transactions contemplated by this Agreement.

       2.26 CERTIFICATE OF INCORPORATION. At the time of Closing, the Company's certificate of incorporation on file with the Secretary of the State of Delaware shall be in the form of the Restated Certificate, and no action shall have been taken to amend or modify such Restated Certificate.

       2.27 BYLAWS. The Bylaws of the Company are in the form attached hereto as EXHIBIT H and no action has been taken to amend or modify such Bylaws.

       2.28 DISCLOSURE. The Company has made available to the Purchasers all material information relating to the Company. This Agreement, including all representations herein by the Company, and any exhibits hereto or any certificate furnished or to be furnished to Purchasers at the Closing, taken together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

       2.29 COMPLIANCE WITH OTHER LAWS. The Company has complied in all material respects with all laws, statutes, rules, regulations and orders of federal, state, local and foreign agencies and authorities, applicable to its business, properties and operations.

       2.30 INVESTMENT COMPANY. The Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

3. INTERPRETATION.

           (a) For the purposes of the representations and warranties contained in Section 2, whenever "to the Company's knowledge" or "to its knowledge" is used, it means to the knowledge of the officers and directors of the Company after making such diligent inquiry as may be reasonable under the circumstances.

           (b) For the purposes of the representations and warranties contained in Section 2, all references to the "Company" shall be deemed to include the Subsidiaries.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company that:

       4.1 AUTHORIZATION. Such Purchaser has full power and authority to enter into the Transaction Documents. The Transaction Documents, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Restated Investors' Rights Agreement may be limited by applicable federal or state securities laws.

       4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representations to the Company. The Purchaser hereby confirms that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

       4.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as any other written information delivered by the Company to the Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

       4.4 RESTRICTED SECURITIES. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Restated Investors' Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements, including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy except as specifically provided in the Restated Investors' Rights Agreement.

       4.5 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

       4.6 LEGENDS. The Purchaser understands that the Securities, and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

           (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

           (b) Any legend set forth in the other Transaction Documents.

           (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

       4.7 QUALIFIED INSTITUTIONAL BUYER OR ACCREDITED INVESTOR. The Purchaser is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act (a "QIB") or an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

       4.8 FOREIGN INVESTORS. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. Such Purchaser's subscription and payment for and continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Purchaser's jurisdiction. Furthermore, if the Purchaser is not a "U.S. person" as defined in Regulation S under the Securities Act, Purchaser hereby represents and warrants that it is not acquiring the Shares for the account or benefit of any U.S. person and no offer to purchase the Shares was made to the undersigned while the undersigned was in the United States. If the Purchaser is not a "U.S. person" as defined in Regulation S under the Securities Act, Purchaser agrees to resell the Shares only in accordance with the provisions of Rule 903(b)(3) of Regulation S under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and the undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

       4.9 MANNER OF OFFERING. The offer to sell the Stock was communicated to such Purchaser by the Company in such a manner that such Purchaser was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction and that at no time was such Purchaser presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of advertising or general solicitation.

       4.10 NATURE OF PURCHASER. By reason of the Purchaser's business or financial experience, such Purchaser has the capacity to protect its own interest in connection with this transaction.

5. COVENANTS OF THE COMPANY. The Company covenants and agrees with each Purchaser that:


       5.1 COMPLIANCE. The Company shall comply with all laws, rules, regulations and orders, the non-compliance with which could materially and adversely affect the financial condition, assets, liabilities, operations or financial performance of the Company or its obligations under this Agreement or any other agreement with each Purchaser.

       5.2 PERFORMANCE. The Company shall diligently observe and perform or cause to be observed all covenants to be observed or performed under the Transaction Documents and under any other agreement between the Company and each Purchaser.

       5.3 BOOKS AND RECORDS. The Company shall maintain complete and accurate records and books of account in which entries shall be made in accordance with generally accepted accounting principles consistently applied, reflecting all transactions of the Company and its subsidiaries, if any.

       5.4 RENEWALS AND GOOD STANDING. The Company shall (a) do all things necessary to obtain, promptly renew and maintain in good standing from time to time, all approvals, leases, licenses, permits and consents as are required to own, develop and operate the business, assets or operations of the Company and undertaking, except where the failure to obtain, renew or maintain in good standing such approvals, leases, licenses, permits and consents is not reasonably likely to result in a material adverse change in the Company's financial condition, assets, liabilities, operations or financial performance and (b) perform its obligations under this Agreement and all other agreements between the Company and each Purchaser.

       5.5 PRINCIPAL BUSINESS. Prior to the initial public offering of the Company's Common Stock, the Company shall not change its principal business or engage in any other business from that which it is engaged on the date of this Agreement without the written consent of at least two-thirds of the holders of shares of Stock converted or convertible into Common Stock.

       5.6 PROPRIETARY INFORMATION AND ASSIGNMENT AGREEMENT. The Company shall require all future officers, directors and employees of the Company and each subsidiary of the Company to execute and deliver a proprietary information and assignment agreement and shall require all future consultants and independent contractors to the Company to execute and deliver a consulting agreement which provides substantially similar protection from misappropriation to the intellectual property of the Company.

       5.7 STOCK OPTIONS. All stock options granted by the Company shall have a term of ten (10) years and shall be exercisable, over time, based upon continued employment over a vesting period to be determined by the Company's Board of Directors. The per share exercise price of all options granted by the Company will be no less than the fair market value on the date of grant as determined by the Board of Directors in good faith. Unless otherwise specifically approved by the Board of Directors, options granted by the Company will not accelerate upon a change of control of the Company or any subsidiary of the Company.

       5.8 SECURITIES FILINGS. Within the prescribed time after the Closing, the Company shall file all documents and take all proceedings required to be taken by it to permit the Stock to be distributed to each Purchaser in compliance with applicable federal and state securities laws and the applicable securities legislation in Canada.

       5.9 INVESTMENT OF FUNDS. The Company shall not make any investments in any securities, other than high grade commercial paper or other form of comparable security.

       5.10 SURVIVAL OF COMPANY'S COVENANTS. The covenants of the Company set forth in this Section 5 will survive the completion of the transactions contemplated by this Agreement and will continue in full force and effect for the benefit of each Purchaser until the earlier to occur of (a) five (5) years from the Closing, or (b) the consummation of an IPO (as defined in the Restated Certificate).

6. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT THE CLOSING. The obligations of each Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

       6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct in all respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing, it being understood that, where any such representation or warranty includes a materiality or material adverse effect exception, this Section 6.1 shall not abrogate such exception.

       6.2 PERFORMANCE. The Company shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

       6.3 COMPLIANCE CERTIFICATE. The President or CEO of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 6.1 and 6.2 have been fulfilled.

       6.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required to be obtained prior to the Closing in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

       6.5 WRITTEN CONSENTS. The Company shall have obtained and delivered to the Purchasers any and all written waivers, permits, consents and approvals required to be obtained prior to the Closing in connection with the consummation of the transactions contemplated by the Transaction Documents in a form and content reasonably acceptable to the Purchasers.

       6.6 STOCK CERTIFICATES. The Company shall have delivered to the Purchasers executed stock certificates in form and content acceptable to the Purchasers ("STOCK CERTIFICATES") and sufficient to transfer to and vest in each Purchaser good and valid title to the purchased Stock free of any lien created by or through the Company.

       6.7 RESTATED CERTIFICATE. The Company shall have filed the Restated Certificate with the Secretary of State of the State of Delaware on or prior to the Closing, which shall continue to be in full force and effect as of the Closing.

       6.8 RESTATED INVESTORS' RIGHTS AGREEMENT. The Company, each Purchaser, and the existing parties to the Fourth Amended and Restated Investors' Rights Agreement entered into by the Company and the stockholders party thereto necessary to amend such agreement pursuant to Section 3.2 thereof shall have executed and delivered the Restated Investors' Rights Agreement in substantially the form attached as EXHIBIT D.

       6.9 RESTATED CO-SALE AGREEMENT. The Company, each Purchaser, and the existing parties to the Third Amended and Restated Co-Sale Agreement entered into by the Company and the stockholders party thereto necessary to amend such agreement pursuant to Section 4.2 thereof shall have executed and delivered the Restated Co-Sale Agreement in substantially the form attached as EXHIBIT F.

       6.10 RESTATED VOTING AGREEMENT. The Company, each Purchaser, and the existing parties to the Third Amended and Restated Voting Agreement entered into by the Company and the stockholders party thereto necessary to amend such agreement pursuant to Section 5.6 thereof shall have executed and delivered the Restated Voting Agreement in substantially the form attached as EXHIBIT E.

       6.11 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT. The Company and each of its Service Providers (other than as set forth on Section
2.10 of the Schedule of Exceptions) shall have entered into a Confidential Information and Invention Assignment Agreement, in substantially the form provided to the Purchasers.

       6.12 NO MATERIAL ADVERSE CHANGE. Except as set forth on the Schedule of Exceptions, there shall have been no material adverse change in the Company's financial condition, assets, liabilities, operations or financial performance since September 30, 2001 (it being understood that none of the following shall be deemed, in and of itself, to constitute a material adverse change in the financial condition, assets, liabilities, operations or financial performance of the Company since September 30, 2001: (a) a change that results from conditions generally affecting the U.S. economy or the world economy; (b) a change that results from conditions generally affecting the Company's industry; (c) a change that results from the announcement or pendency of the transactions contemplated hereby; and (d) a change that results from the taking of any action required by this Agreement).

       6.13 COMPANY LEGAL OPINION. Morgan, Lewis & Bockius LLP, special counsel for the Company, shall have delivered a legal opinion to the Purchasers in the form attached hereto as EXHIBIT I.

       6.14 NO LITIGATION. There shall be no action, suit or proceeding or investigation instituted or threatened to set aside the transactions provided for herein or to enjoin or prevent the consummation of the transactions contemplated hereby.

       6.15 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance satisfactory to each Purchaser and its counsel and each Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

       6.16 CLOSING DOCUMENTS. The Company shall have delivered the following documents to each of the Purchasers:

           (a) copies certified by the Secretary of the Company of the resolutions duly adopted by the Company's board of directors authorizing and approving: (i) the execution, delivery and performance of the Transaction Documents and each of the other agreements contemplated hereby, (ii) the Restated Certificate and the filing of the Restated Certificate with the Secretary of the State of Delaware, (iii) the reservation for issuance upon conversion of the Series F Preferred Stock of an aggregate number of shares of Common Stock equal to the total number of shares initially issuable upon conversion, and (iv) consummation of all other transactions contemplated by the Transaction Documents;

           (b) copies certified by the Secretary of the Company of the resolutions of the Company's stockholders authorizing and approving the Restated Certificate and the filing of the Restated Certificate with the Delaware Secretary of the State;

           (c) copies certified by the Secretary of the Company of the Restated Certificate (as filed with the Delaware Secretary of the State) and the Company's Bylaws, each as in effect at the Closing;

           (d) a good standing certificate with respect to the Company from the Delaware Secretary of State; and

           (e) such other documents relating to the transactions contemplated by this Agreement as the Purchasers or their counsel may reasonably request.

       6.17 OTHER TRANSACTIONS. The Company shall have effected the following transactions prior to or contemporaneous with the Closing:

           (a) the Company and Iris Graphics, Inc. shall have entered into the Credit Agreement dated December 31, 2001, and the proceeds of the Term Loan (as defined in the Credit Agreement) shall be used to repay the promissory notes to the former shareholders of Logic Associates, Inc.;

           (b) the Company and each of Richard Hagen, Steven Peterson and Patricia Peterson (the "Hagen Noteholders") shall have entered into agreements amending those certain Subordinated Non-Negotiable Promissory Notes by and between the Company and each of the Hagen Noteholders, dated March 8, 2000, as amended, providing for a prepayment of $4,000,000 upon the Closing and the repayment of the remaining outstanding principal balance over a three-year period commencing January 1, 2003 and extending the maturity date with respect to the remaining principal amount under each of the notes to a date not earlier than May 30, 2003; and

           (c) the Company and each of Michael Miller and Neil Miller (the "Miller Noteholders") shall have entered into an agreement amending that certain Subordinated Non-Negotiable Promissory Note among the Company and the Miller Noteholders, dated March 10, 2000, providing for the repayment of the outstanding principal balance over a two-year period commencing January 1, 2003.

       6.18 GENERAL.

           (a) Each Purchaser's obligations under Section 1 shall be contingent upon the performance by each other Purchaser of its obligations under Section 1.

           (b) In any event the Purchasers may in their sole discretion waive any conditions to the Closing and close. No such waiver shall be effective unless it shall be in writing and signed by each Purchaser.

7. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

       7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Purchaser contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

       7.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchasers on or prior to the Closing shall have been performed or complied with in all material respects.

       7.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

8. MISCELLANEOUS.

       8.1 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties and representations of the Company contained in Section 2 hereof shall survive the execution and delivery of this Agreement and the Closing for a period of two
(2) years following the Closing.

       8.2 ENTIRE AGREEMENT. This Agreement and the other Transaction Documents together with all exhibits and schedules hereto and thereto constitute the entire agreement between the Company and the Purchasers relative to the subject matter hereof and thereof. Any previous agreement or negotiations between the Company and the Purchasers concerning the subject matter hereof is superseded by this Agreement and the Transaction Documents except for any agreements relating to confidentiality.

       8.3 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

       8.4 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

       8.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       8.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

       8.7 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or five (5) days after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or EXHIBIT A hereto, or as subsequently modified by written notice, and if to the Company, with a copy (not constituting notice) to Morgan, Lewis & Bockius LLP, One Oxford Centre, Thirty-Second Floor, Pittsburgh, Pennsylvania 15219, Attention: Marlee S. Myers.

       8.8 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee

(and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

       8.9 ATTORNEYS' FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

       8.10 AMENDMENTS AND WAIVERS OF AGREEMENT. Any term of this Agreement may be amended or waived only with the written consent of the Company and at least seventy-five percent (75%) of the holders of shares of Stock converted or convertible into the Common Stock. Any amendment or waiver effected in accordance with this Section 8.10 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

       8.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

       8.12 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and signed by the party charged with such waiver and such waiver shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

       8.13 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of the Stock purchased hereunder; PROVIDED, HOWEVER, that the receiving party may disclose such information (i) on a confidential basis to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of Stock from such receiving party as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 8.13, (iii) on a confidential basis to any affiliate or partner of such receiving party and (iv) as required by judicial decree or applicable law. Notwithstanding the foregoing, any Purchaser may disclose summary financial information and a narrative description of the Company's business to partners or potential partners of such Purchaser. The provisions of this Section 8.13 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

       8.14 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.

       8.15 INDEMNIFICATION. The Company shall defend, indemnify and hold the Purchasers harmless from and against any and all claims, liabilities, damages, losses and expenses, including reasonable attorney's fees and expenses and costs of suit, arising out of any breach of the representations and warranties, and out of any and all breaches of covenants, warranties, stipulations, agreements and certifications made by or on behalf of the Company, in the Transaction Documents or in any document delivered hereunder or thereunder.

       8.16 PRESS RELEASE. Upon the consummation of the transactions contemplated hereby, the Company may issue a press release identifying any Purchaser by name, subject to the prior approval by such Purchaser of such press release, which approval will not be unreasonably withheld.

       8.17 USE OF PROCEEDS. Except as set forth in Section 6.18 of this Agreement, the proceeds the Company shall receive upon the consummation of the transactions contemplated hereby shall be solely used for product development, working capital and other general corporate purposes and not for investment purposes other than high grade commercial paper or other instruments.


                            [Signature Pages Follow]

       The parties have executed this Series F Preferred Stock Purchase Agreement as of the date first written above.

                                       COMPANY:

                                       PRINTCAFE, INC.


                                       By: /s/ Marc D. Olin
                                           -------------------------------------
                                       Name: Marc D. Olin
                                       Title: President and
                                              Chief Executive Officer


                                       Address: 40 24th Street
                                                Pittsburgh, PA 15222
                                                Attn: President
                                                Fax: (412) 456-1151






          SIGNATURE PAGE TO SERIES F PREFERRED STOCK PURCHASE AGREEMENT

                                      PURCHASERS:


                                      MELLON VENTURES II, L.P.
                                      By its general partner
                                      MVMA II L.P.

                                      By its general partner
                                      MVMA Inc.


                                      By: /s/ Ryan Busch
                                          --------------------------------------
                                      Name: Ryan Busch
                                      Title: Vice President



                                      HARBOURVEST PARTNERS VI -
                                      DIRECT FUND L.P.

                                      By: HarbourVest VI - Direct Associates LLC

                                          By: HarbourVest Partners, LLC


                                              By: /s/ Robert Wadsworth
                                                  ------------------------------
                                              Name:  Robert Wadsworth
                                              Title: Managing Director



                                      SELIGMAN NEW TECHNOLOGIES FUND II, INC.

                                      By: J. & W. Seligman & Co. Incorporated,
                                          its investment adviser


                                      By:  /s/ Vishal Saluja
                                          --------------------------------------
                                          Name: Vishal Saluja
                                          Title: Vice President






          SIGNATURE PAGE TO SERIES F PREFERRED STOCK PURCHASE AGREEMENT

                                       WEISS, PECK & GREER, L.L.C.


                                       By: /s/ Benjamin James Taylor
                                           -------------------------------------
                                       Name:
                                       Title:





          SIGNATURE PAGE TO SERIES F PREFERRED STOCK PURCHASE AGREEMENT

                                    EXHIBITS
                                    --------


Exhibit A  - Schedule of Purchasers

Exhibit B  - Form of Amended and Restated Certificate of Incorporation

Exhibit C  - Schedule of Exceptions to Representations and Warranties

Exhibit D  - Form of Restated Investors' Rights Agreement

Exhibit E  - Form of Restated Voting Agreement

Exhibit F  - Form of Restated Co-Sale Agreement

Exhibit G  - Financial Statements

Exhibit H  - Form of Bylaws

Exhibit I  - Form of Opinion of Morgan, Lewis & Bockius LLP

                                    EXHIBIT A
                                    ---------

                             SCHEDULE OF PURCHASERS

                                                                                            SHARES OF SERIES F
              NAME/ADDRESS/FAX NO.                            PURCHASE PRICE                  PREFERRED STOCK
              --------------------                            --------------                  ---------------

   Mellon Ventures II, L.P.                        Cash                       5,161,644          1,861,048
   c/o Mellon Ventures, Inc.                       Cancelled Note             750,000
   Attn: Ryan Busch                                Cancelled Note             750,000
   One Mellon Center, Suite 5210                   Cancelled Note             750,000
   Pittsburgh, PA 15258-0001                       Interest on Notes          32,548
                                                   ====================================
   Fax: (412) 236-3593                             Total Purchase Price       7,444,192

   HarbourVest Partners VI - Direct Fund L.P.                    4,652,620                       1,163,155
   Attn: Ofer Nemorivsky
   One Financial Center, 44th Floor
   Boston, MA 02111
   Fax: (617) 350-0305

   Weiss, Peck & Greer, L.L.C.                                   754,944                          188,736
   Attn: Ben Taylor
   555 California Street, Suite 3130
   San Francisco, CA 94104
   Fax: (415) 989-5108

   Seligman New Technologies Fund II, Inc.                       2,791,572                          697,893
   c/o J. & W. Seligman and Co. Incorporated
   100 Park Avenue
   New York, NY 10017
   Attn: Dennis Crilly
   Fax: (212) 922-5731



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